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                                                                      EXHIBIT 99

CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS           CASH FLOWS   PAGE 1 OF 2
COLLECTION PERIOD: JULY 1, 2003 THROUGH JULY 31, 2003
ACCRUAL PERIOD: JULY 15, 2003 THROUGH AUGUST 14, 2003
DISTRIBUTION DATE: AUGUST 15, 2003

                                                 TRUST         SERIES         SERIES       SERIES
                                                 TOTALS        1996-1         1999-2       2000-B
                                             --------------  ----------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller             44,291,881.90 * 2,932,635.36  3,519,162.43  2,938,500.63
Principal Collections from Seller                     0.00 *         0.00          0.00          0.00
Investment Income on Accounts                    18,506.57       2,415.01      2,717.42      2,391.52
Balances in Principal Funding Accounts                0.00           0.00          0.00          0.00
Balances in Reserve Fund Accounts            10,853,500.00   1,750,000.00  2,100,000.00  1,753,500.00
Balances in Excess Funding Accounts                   0.00           0.00          0.00          0.00
Balance in Yield Supplement Accounts         12,404,000.00   2,000,000.00  2,400,000.00  2,004,000.00
Other Adjustments                                     0.00           0.00          0.00          0.00
                                             -------------   ------------  ------------  ------------
         TOTAL AVAILABLE                     67,567,888.47   6,685,050.38  8,021,879.85  6,698,392.15
                                             =============   ============  ============  ============

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                     7,688,839.48     534,698.33    639,054.67    512,039.81
Principal Due to Note/Certificateholders              0.00           0.00          0.00          0.00
Principal to Funding Account                          0.00           0.00          0.00          0.00
Move Funds to the Reserve Fund Accounts      10,853,500.00   1,750,000.00  2,100,000.00  1,753,500.00
Move Funds to the Excess Funding Accounts             0.00           0.00          0.00          0.00
Move Funds to the Yield Supplement Accounts  12,404,000.00   2,000,000.00  2,400,000.00  2,004,000.00
Yield Supplement & Reserve Account to
  Seller                                              0.00 *         0.00          0.00          0.00
Service Fees to Seller                        6,705,045.79 *   416,666.67    500,000.00    417,500.00
Defaulted Amounts to Seller                           0.00 *         0.00          0.00          0.00
Excess Collections to Seller                 29,916,503.20 * 1,983,685.38  2,382,825.18  2,011,352.34
Excess Funding Account Balance to Seller              0.00 *         0.00          0.00          0.00
                                             -------------   ------------  ------------  ------------
         TOTAL DISBURSEMENTS                 67,567,888.47   6,685,050.38  8,021,879.85  6,698,392.15
                                             =============   ============  ============  ============
              Proof                                   0.00           0.00          0.00          0.00
                                             =============   ============  ============  ============

                                               SERIES        SERIES        DCMOT
                                               2000-C        2001-A       2002-A
                                             ----------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller             2,932,635.36  5,865,270.72 11,601,634.40
Principal Collections from Seller                    0.00          0.00          0.00
Investment Income on Accounts                    2,356.67      4,421.38      1,868.70
Balances in Principal Funding Accounts               0.00          0.00          0.00
Balances in Reserve Fund Accounts            1,750,000.00  3,500,000.00          0.00
Balances in Excess Funding Accounts                  0.00          0.00          0.00
Balance in Yield Supplement Accounts         2,000,000.00  4,000,000.00          0.00
Other Adjustments                                    0.00          0.00          0.00
                                             ------------ ------------- -------------
         TOTAL AVAILABLE                     6,684,992.04 13,369,692.10 11,603,503.09
                                             ============ ============= =============

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                      506,712.22  1,009,118.89  2,009,626.67
Principal Due to Note/Certificateholders             0.00          0.00          0.00
Principal to Funding Account                         0.00          0.00          0.00
Move Funds to the Reserve Fund Accounts      1,750,000.00  3,500,000.00          0.00
Move Funds to the Excess Funding Accounts            0.00          0.00          0.00
Move Funds to the Yield Supplement Accounts  2,000,000.00  4,000,000.00          0.00
Yield Supplement & Reserve Account to
  Seller                                             0.00          0.00          0.00
Service Fees to Seller                         416,666.67    833,333.33  1,831,501.83
Defaulted Amounts to Seller                          0.00          0.00          0.00
Excess Collections to Seller                 2,011,613.15  4,027,239.88  7,762,374.59
Excess Funding Account Balance to Seller             0.00          0.00          0.00
                                             ------------ ------------- -------------
         TOTAL DISBURSEMENTS                 6,684,992.04 13,369,692.10 11,603,503.09
                                             ============ ============= =============
              Proof                                  0.00          0.00          0.00
                                             ============ ============= =============


                                                                               TO: JOHN BOBKO/ROBERT GRUENFEL    PAUL GEKIERE
-------------------------------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK:                                      THE BANK OF NEW YORK          DAIMLERCHRYSLER
                                        (1,329,667.09)                             (212) 815-4389/8325           (248) 512-2758
-------------------------------------------------------------------------

                                                        CASH FLOWS   PAGE 2 OF 2




         DCMOT              DCMOT
         2002-B            2003-A            Other
      ----------------------------------------------
      5,800,817.20      8,701,225.80            0.00
              0.00              0.00
            934.35          1,401.52
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00            0.00
      ------------      ------------            ----
      5,801,751.55      8,702,627.32            0.00
      ============      ============            ====


        983,285.56      1,494,303.33
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
        915,750.92      1,373,626.37
              0.00              0.00
      3,902,715.07      5,834,697.61            0.00
              0.00              0.00
      ------------      ------------            ----
      5,801,751.55      8,702,627.32            0.00
      ============      ============            ====
              0.00              0.00            0.00
      ============      ============            ====


INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                           $0.00
               Investment Income                              18,506.57
               Collection Account                          9,000,000.00 *
               Reserve & Yield Accounts                            0.00
               Balance in Excess Funding Account                   0.00
                                                          $9,018,506.57
     2. Distribute funds to:
               Series Note/Certificate Holders            $7,688,839.48
               Chrysler                                    1,329,667.09
               Trust Deposit Accounts                              0.00
                                                          $9,018,506.57
     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.